Exhibit 10.31

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of July 2, 2013, by and between SHP III ARBOR ASHEVILLE, LLC, a Delaware limited liability company, SHP III ARBOR ATHENS, LLC, a Delaware limited liability company, SHP III ARBOR CASCADE, LLC, a Delaware limited liability company, SHP III ARBOR DECATUR, LLC, a Delaware limited liability company, SHP III ARBOR KNOXVILLE, LLC, a Delaware limited liability company, SHP III BARRINGTON TERRACE, LLC, a Delaware limited liability company, SHP III HERON FORT MYERS, LLC, a Delaware limited liability company, SHP III HERON NAPLES, LLC, a Delaware limited liability company, and SHP III LAWRENCEVILLE, LLC, a Delaware limited liability company (each of the foregoing entities being sometimes referred to individually and sometimes collectively as “Seller”), and AMERICAN REALTY CAPITAL V, LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated May 24, 2013, (the “Agreement”), as amended by that certain First Amendment dated June 24, 2013 (the “First Amendment”), and Seller and Buyer desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1.	Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Purchase Price Allocation. Schedule 1 of the Agreement is hereby replaced, in its entirety, with Schedule 1 attached to this Amendment.

3.
Property Repairs. Seller and Buyer have agreed that Seller shall, at Seller’s expense, complete, or cause to be completed, the property repairs described in Schedule 2 attached to this Amendment to Buyer’s reasonable satisfaction prior to Closing. In the event that all or a portion of any such repairs are not completed prior to Closing, the Purchase Price shall be adjusted to provide the Buyer with a credit in the amount of the remaining cost of completing any incomplete repair, as such cost is reasonably determined by Buyer and not to exceed the estimated cost reflected in Schedule 2.

4.
Additional Quitclaim Deed for Decatur Raw Land. Buyer and Seller acknowledge that the legal description of the parcel of real property located at 1899 Lawrenceville Highway, Decatur, Georgia 30030 (the “Decatur Raw Land”) contained in Exhibit A-9 of the Agreement is inconsistent with the legal description for such property resulting from the survey of such property provided to Buyer (the “Survey Legal”). With respect to the Decatur Raw Land, in addition to the other deliverables required from Seller at Closing (including without limitation all Deeds referenced in Section 7.3(a) of the Agreement), Section 7.3 of the Agreement shall be revised to also require the Seller to deliver to Buyer at Closing a quitclaim warranty deed in a form reasonably acceptable to Buyer and Seller which provides a legal description of the Decatur Raw Land identical to the Survey Legal.

5.	Litigation.

A.Exhibit K of the Agreement is hereby amended to reflect: (i) the Seller’s disclosure with respect to the matter described in Number 4 of Exhibit K that the Estate of Diane Estes has filed a suit for medical injury, improper care and treatment and wrongful death in Collier County, Florida Circuit Court upon SHP III HERON FORT MYERS, LLC, and (ii) the Seller’s representation that the litigation described in Number 2 of Exhibit K has been settled with respect to all defendants named in the applicable suit.
B.    The parties agree that any and all Liabilities resulting from the matters described in Number 1 (with respect to Frederick Chesson) and Number 4 (with respect to Diane Estes and the Estate of Diane Estes) of Exhibit K shall not be considered “Assumed Liabilities” for purposes of the As-Is Certificate (as herein defined). The parties agree that the certificate attached as Exhibit C to the Agreement and titled “Buyer’s As-Is Certificate and Agreement” (the “As-Is Certificate”) shall be modified accordingly prior to Closing.

6.	Agreement Remains In Effect. The Agreement, as modified by the First Amendment and this Amendment, is hereby ratified and affirmed as binding and in full force and effect.

7.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows.]

IN WITNESS WHEREOF, each party hereto has caused this SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT to be duly executed on its behalf on the day and year first above written.

SELLER:

SHP III/ARBOR ASHEVILLE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

SHP III/ARBOR ATHENS, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III/ARBOR CASCADE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

SHP III/ARBOR DECATUR LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III/ARBOR KNOXVILLE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

SHP III BARRINGTON TERRACE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III HERON FORT MYERS, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

SHP III HERON NAPLES, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III LAWRENCEVILLE LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

BUYER:

AMERICAN REALTY CAPITAL V, LLC,
a Delaware limited liability company

/s/ Edward M. Weil, Jr.
By:    Edward M. Weil Jr.
Title:    President

Date:      July 2, 2013

SCHEDULE 1

ALLOCATION OF PURCHASE PRICE

Asheville	63	18,657,235
Athens	56	18,968,357
Cascade	68	10,026,927
Decatur	66	23,551,960
Fort Myers	117	18,030,311
Knoxville	84	18,488,004
Largo	66	9,239,620
Naples	120	24,287,586
Land	0	1,750,000
Totals/Averages	640	143,000,000

SCHEDULE 2

PROPERTY REPAIRS

Applicable Facility            Description of Repair        Estimated Cost

Barrington Terrace of Naples        Restriping of two (2) parking        $250
spaces to conform to zoning

Arbor Terrace at Cascade        Exterior cleaning and spot        $17,808
painting

Arbor Terrace of Knoxville        Repair of water damage from        $500
sink overflow in Unit 109

Barrington Terrace of Fort Myers    Replace base cove in Unit 403    $504
(removed due to toilet overflow
Flooding)
Removal and replacement of         $1,000
three (3) concrete sidewalk pads
outside kitchen area